SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2011

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101

Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Dycom Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on November 22, 2011.  The voting results for the matters submitted to a vote, which are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on October 12, 2011, are set forth below.

Proposal 1. Election of directors to serve until the Company’s fiscal 2014 Annual Meeting of Shareholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Charles B. Coe	25,397,043	884,860	4,364,388
Dwight B. Duke	25,987,546	294,357	4,364,388

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal 2012:

For	Against	Abstain
30,471,243	168,374	6,674

Proposal 3. Non-binding advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
22,161,093	3,643,063	477,747	4,364,388

Proposal 4. Frequency of future non-binding shareholder advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain
22,938,189	237,436	2,628,285	477,993

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 22, 2011

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary

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